EXHIBIT 10.4

                               SECURITY AGREEMENT


            SURREY, INC. ("Debtor"), a Texas corporation, whose address is 13110 Trails End Road, Leander, Texas 78641, and CHASE BANK OF TEXAS, NATIONAL ASSOCIATION ("Secured Party"), a national banking association, whose address is 700 Lavaca, Austin, Texas 78701, Attn: Manager, Commercial Lending Division, agree as follows:

                                    ARTICLE 1
                          CREATION OF SECURITY INTEREST

            In order to secure the prompt and unconditional payment of the indebtedness herein referred to and the performance of the obligations, covenants, agreements and undertakings herein described, Debtor hereby grants to Secured Party a security interest in and mortgages, assigns, transfers, delivers, pledges, sets over and confirms to Secured Party all of Debtor's remedies, powers, privileges, rights, titles and interests (including all power of Debtor, if any, to pass greater title than it has itself) of every kind and character now owned or hereafter acquired, created or arising in and to the following:

                                    ACCOUNTS

            (i) all accounts, receivables, accounts receivable, general intangibles regardless of form (including all choses or things in action, trade names, trademarks, patents, patents pending, infringement claims, service marks, licenses, copyrights, blueprints, draw ings, plans, diagrams, schematics, computer programs, computer tapes, computer discs, reports, catalogs, customer lists, purchase orders, goodwill, route lists, monies due or recoverable from pension funds, tax refunds and all rights to any of the foregoing), book debts, contract rights and rights to payment no matter how evidenced (including those accounts listed on the Schedule or Schedules which may from time to time be attached hereto);

            (ii) all chattel paper, notes, drafts, acceptances, payments under leases of equipment or sale of inventory, and other forms of obligations received by or belonging to Debtor for goods sold or leased and/or services rendered by Debtor;

            (iii) all purchase orders, instruments and other documents (including all documents of title) evidencing obligations to Debtor, including those for or representing obligations for goods sold or leased and/or services rendered by Debtor;

            (iv) all monies due or to become due to Debtor under all contracts, including those for the sale or lease of goods and/or performance of services by Debtor no matter how evidenced and whether or not earned by performance;

            (v) all accounts, receivables, accounts receivable, contract rights, and general intangibles arising as a result of Debtor's having paid accounts payable (or having had goods sold

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                        to or leased to Debtor or services performed for Debtor
                        giving rise to accounts payable) which accounts payable were paid for or were incurred by Debtor on behalf of any third parties pursuant to an agreement or otherwise;

            (vi) all goods, the sale and delivery of which give rise to any of the foregoing, including any such goods which are returned to Debtor for credit;

                                    INVENTORY

            all goods, merchandise, raw materials, work in process, finished goods, and other tangible personal property of whatever nature now owned by Debtor or hereafter from time to time existing or acquired, wherever located and held for sale or lease, including those held for display or demonstration or out on lease or consignment, or furnished or to be furnished under contracts of service or used or usable or consumed or consumable in Debtor's business or which are finished or unfinished goods and all accessions and appurtenances thereto, together with all warehouse receipts and other documents evidencing any of the same and all containers, packing, packaging, shipping and similar materials;

                                    EQUIPMENT

            all goods, equipment, machinery, furnishings, fixtures, furniture, appliances, accessories, leasehold improvements, chattels and other articles of personal property of whatever nature (whether or not the same constitute fixtures) now owned by Debtor or hereafter acquired, and all component parts thereof and all appurtenances thereto;

all accessions, appurtenances and additions to and substitutions for any of the foregoing and all products and proceeds of any of the foregoing, together with all renewals and replacements of any of the foregoing, all accounts, receivables, account receivables, instruments, notes, chattel paper, documents (including all documents of title), books, records, contract rights and general intangibles arising in connection with any of the foregoing (including all insurance and claims for insurance affected or held for the benefit of Debtor or Secured Party in respect of the foregoing) and together with all general intangibles now owned by Debtor or existing or hereafter acquired, created or arising (whether or not related to any of the foregoing property). All of the properties and interests described in this Article are herein collectively called the "Collateral." The inclusion of proceeds does not authorize Debtor to sell, dispose of or otherwise use the Collateral in any manner not authorized herein. The Collateral includes all property of Debtor this day delivered to and deposited with Secured Party, and all money and property of Debtor heretofore delivered or which shall hereafter be delivered to or come into the possession, custody or control of Secured Party in any manner or for any purpose whatever during the existence of this Agreement, and whether held in a general or special account, or deposited for safekeeping or otherwise, and all other property which Debtor may hereafter become entitled to receive on account of such property, and in the event Debtor receives any such property, Debtor will immediately deliver same to Secured Party to be held by Secured Party in the same manner as the property originally deposited as Collateral. It is expressly contemplated that additional Collateral may from time to time be pledged to Secured Party as additional security for the Debt (hereinafter defined), and the term "Collateral" as used herein shall be deemed for all purposes hereof to include all such Collateral, together with all other property of the types described above related to the Collateral.

                                    ARTICLE 2
                              SECURED INDEBTEDNESS

            2.1 This Agreement is made to secure all of the following present and future debt and obligations:

            (a) Note A. All indebtedness now or hereafter evidenced and to be evidenced by (i) the promissory note dated concurrently herewith in the face amount of TWO MILLION THREE HUNDRED THOUSAND DOLLARS AND NO/100 ($2,300,000.00), bearing interest at the rate or rates therein stated, principal and interest payable to the order of Secured Party on the dates therein stated, with final payment due on April 8, 2005, executed by Debtor, and (ii) any and all past, concurrent or future modifications, extensions, renewals, rearrangements, replacements and increases of such note (collectively, the "Note A").

            (b) Note B. All indebtedness now or hereafter evidenced and to be evidenced by (i) the promissory note dated concurrently herewith in the face amount of ONE MILLION DOLLARS AND NO/100 ($1,000,000.00), bearing interest at the rate or rates therein stated, principal and interest payable to the order of Secured Party on the dates therein stated, with final payment due on April 8, 2000, executed by Debtor, and (ii) any and all past, concurrent or future modifications, extensions, renewals, rearrangements, replacements and increases of such note (collectively, "Note B").

            (c) All obligations and indebtedness of Debtor now or hereafter created or incurred under the Loan Agreement dated concurrently herewith between Debtor and Secured Party, as the same may be amended, supplemented, restated or replaced from time to time.

            (d) All obligations and indebtedness of Debtor now or hereafter created or incurred under the Construction Loan Agreement dated concurrently herewith between Debtor and Secured Party, as the same may be amended, supplemented, restated or replaced from time to time (collectively, the "Loan Agreement").

            (e) All obligations and indebtedness of Debtor under (i) any ISDA Master Agreement, or other similar agreement, however designated, now existing or hereafter entered into between Debtor and Secured Party, as the same may be amended, supplemented, restated or replaced from time to time and (ii) all related writings or agreements now or hereafter executed by Debtor.

            (f) All other obligations, if any, described or referred to in any other place in this Agreement.

            (g) Any and all sums and the interest which accrues on them as provided in this Agreement which Secured Party may advance or which Debtor may owe Secured Party pursuant to this Agreement on account of Debtor's failure to keep, observe or perform any of Debtor's covenants under this Agreement.

            (h) All present and future debts and obligations under or pursuant to (1) any papers ("Credit Documents") now or in the future governing, evidencing, guaranteeing or securing or otherwise relating to payment of all or any part of the debt evidenced by Note A, Note B and/or any of the other indebtedness herein described, or (2) all supplements, amendments, restatements, renewals, extensions, rearrangements, increases, expansions or replacements of them.

            (i) All other present and future debt or other obligations of Debtor now or hereafter held or owned by Secured Party, whether direct or indirect, primary or secondary, fixed or contingent, several, joint or joint and several, and regardless of how incurred, evidenced, guaranteed or otherwise secured, including any present or future debt under any credit or loan agreement, any letter of credit application, any reimbursement, repurchase, reverse repurchase, swap or other agreement which absolutely or contingently creates any financial obligation, any guaranty or any other papers previously, concurrently or later executed by Debtor, or accepted by Debtor as binding upon Debtor. Debtor and Secured Party presently contemplate that Secured Party may at Secured Party's election lend sums or extend other financial accommodations to Debtor or for Debtor's account or benefit in the future and may acquire and become the owner and holder of other debt or obligations of Debtor from time to time, but that Secured Party has no obligation to do so. Debtor agrees that if Debtor should thus become indebted to Secured Party in any such additional sums (except in cases where Debtor and Secured Party have expressly agreed in writing to a different rate, a different maturity or both) all such other or future debt shall be due and payable on demand, the principal of such debt shall bear interest at the Past Due Rate (as defined in Section 4.2 below) from the date of its accrual, however it accrues, until paid, and all such other debt, both principal and interest, shall be secured by this Agreement as well as by any and all other security which Secured Party may now or hereafter hold for it.

            2.2 The term "Note" means, collectively, Note A and Note B. The term "Debt" means and includes every Note and all other debt and obligations described or referred to in Section 2.1. The Debt includes interest and other obligations accruing or arising after (a) commencement of any case under any bankruptcy or similar laws by or against Debtor or any other person or entity now or hereafter primarily or secondarily obligated to pay all or any part of the Debt (Debtor and each such other person or entity being herein called an "Obligor") or (b) the obligations of any Obligor shall cease to exist by operation of law or for any other reason. The Debt also includes all reasonable attorneys' fees and any other expenses incurred by Secured Party in enforcing any of the Credit Documents.

                                    ARTICLE 3
                         REPRESENTATIONS AND WARRANTIES

            Debtor represents and warrants as follows:

            (a) Debtor is the legal and equitable owner and holder of good and marketable title to the Collateral free of any adverse claim and free of any security interest or encumbrance except only for the security interest granted hereby in the Collateral, those other security interests (if any) expressly referred to or described in this Agreement, those security interests in favor of Norwest Bank Texas, N.A. to be released contemporaneously with the execution of this Agreement and those security interests permitted under the Loan Agreements (such warranty to supersede any provision contained in this Agreement limiting the liability of Debtor). Debtor agrees to defend the Collateral and its proceeds against all claims and demands of any person at any time claiming the Collateral, its proceeds or any interest in either. Debtor has not heretofore signed any financing statement directly or indirectly affecting the Collateral or any part of it which has not been completely terminated of record, and no such financing statement signed by Debtor is now on file in any public office except only those statements (if any) true and correct copies of which Debtor has actually delivered to Secured Party.

            (b) The location of Debtor is the address set forth at the beginning of this Agreement and in this regard, Debtor's location is defined to mean (i) Debtor's place of business if Debtor has only one such place of business; (ii) Debtor's chief executive office if Debtor has more than one place of business; or (iii) Debtor's residence if Debtor has no place of business.

            (c) All of Debtor's books and records with regard to the Collateral are maintained and kept at the address of Debtor set forth in this Agreement.

            (d) Except for automobiles of Debtor which constitute Equipment, no part of the Collateral is covered by a certificate of title or subject to any certificate of title law.

            (e) No part of the Collateral consists or will consist of consumer goods, farm products, timber, minerals and the like (including oil and gas) or accounts resulting from the sale thereof.

            (f) Debtor has not changed its name, whether by amendment of its organizational documents or otherwise, during the last five (5) years.

            (g) Except as otherwise expressly permitted by this Agreement or the Loan Agreement, the liens and security interests of this Agreement will constitute valid and perfected first and prior liens and security interests on the Collateral, subject to no other liens, security interests or charges whatsoever. The Collateral is free from damage caused by fire or other casualty.

                                    ARTICLE 4
                                    COVENANTS

            4.1 Debtor covenants and agrees with Secured Party as follows:

            (a) Debtor shall furnish to Secured Party such instruments as may be required by Secured Party to assure the transferability of the Collateral when and as often as may be requested by Secured Party.

            (b) Debtor will cause to be paid before delinquency all taxes, charges, liens and assessments heretofore or hereafter levied or assessed against the Collateral, or any part thereof, or against Secured Party for or on account of the Debt or the interest created by this Agreement; provided, however, nothing contained herein shall require payment of such taxes and assessments so long as any claims which may be asserted against Debtor with respect to such taxes and assessments shall be contested diligently and in good faith and reserves with respect thereto deemed adequate by Secured Party shall be established. Debtor will furnish Secured Party with receipts showing payment of such taxes and assessments (except to the extent being so contested) at least ten (10) days before the applicable default date therefor.

            (c) If the validity or priority of this Agreement or of any rights, titles, security interests or other interests created or evidenced hereby shall be attacked, endangered or questioned or if any legal proceedings are instituted with respect thereto, Debtor will give prompt written notice thereof to Secured Party and at Debtor's own cost and expense will diligently endeavor to cure any defect that may be developed or claimed, and will take all necessary and proper steps for the defense of such legal proceedings, and Secured Party (whether or not named as a party to legal proceedings with respect thereto) is hereby authorized and empowered to take such additional steps as in its judgment and discretion may be necessary or proper for the defense of any such legal proceedings or the protection of the validity or priority of this Agreement and the rights, titles, security interests and other interests created or evidenced hereby, and all expenses so incurred of every kind and character shall constitute sums advanced pursuant to Section 4.2 of this Agreement.

            (d) Debtor will, on request of Secured Party, (i) promptly correct any defect, error or omission which may be discovered in the contents of this Agreement or in any other instrument executed in connection herewith or in the execution or acknowledgment thereof; (ii) execute, acknowledge, deliver and record or file such further instruments (including further security agree ments, financing statements and continuation statements) and do such further acts as may be necessary, desirable or proper to carry out more effectively the purposes of this Agreement and such other instruments and to subject to the security interests hereof and thereof any property intended by the terms hereof and thereof to be covered hereby and thereby including specifically any renewals, additions, substitutions, replacements or appurtenances to the then Collateral; and (iii) execute, acknowledge, deliver, procure and record or file any document or instrument (including specifically any financing statement) deemed advisable by Secured Party to protect the security interest hereunder against the rights or interests of third persons, and Debtor will pay all costs connected with any of the foregoing.

            (e) Notwithstanding the security interest in proceeds granted herein, except for the sale of inventory in the ordinary course of business, Debtor will not, except as otherwise expressly permitted herein, sell, lease, exchange, lend, rent, assign, transfer or otherwise dispose of, or pledge, hypothecate or grant any security interest in, or permit to exist any lien, security interest, charge or encumbrance against, all or any part of the Collateral or any interest therein or permit any of the foregoing to occur or arise or permit title to the Collateral, or any interest therein, to be vested in any other party, in any manner whatsoever, by operation of law or otherwise, without the prior written consent of Secured Party. Except as permitted in the Loan Agreement, Debtor shall not, without the prior written consent of Secured Party, (i) acquire any such Collateral under any arrangement whereby the seller or any other person retains or acquires any security interest in such Collateral or (ii) return or give possession of any such Collateral to any supplier or any other person except in the ordinary course of business.

            (f) Debtor shall account fully and faithfully for and, if Secured Party so elects, shall promptly pay or turn over to Secured Party (subject to any prior rights of holders of purchase money security interests in any equipment comprising a portion of the Collateral) the proceeds in whatever form received from the sale or disposition or realization in any manner of any of the Collateral, whether the Debt is mature or not; provided, however, (1) proceeds from the sale of inventory in the ordinary course of business will not be required to be delivered to Secured Party unless an Event of Default exists and
(2) proceeds from the sale of equipment will not be required to be delivered to Secured Party unless an Event of Default exists, as long as such proceeds are reinvested by Debtor in replacement equipment with a value at least equal to that of the replaced equipment. Debtor shall at all times keep the Collateral and its proceeds separate and distinct from other property of Debtor and shall keep accurate and complete records of the Collateral and its proceeds. Debtor shall, where applicable, at Debtor's own expense take all reasonable and appropriate steps to enforce the collection of the Collateral and items representing proceeds thereof.

            (g) Debtor shall from time to time at the request of Secured Party furnish Secured Party with a schedule of the Collateral constituting the Collateral, containing such information as Secured Party may specify, and a list of all those liable on checks, notes, drafts and other instruments representing the proceeds of any of the Collateral. Secured Party shall also have the right to make test verifications of the Collateral or any portion thereof.

            (h) Debtor shall at all times keep accurate books and records reflecting all facts concerning the Collateral including those pertaining to Debtor's warranties, representations and agreements under this Agreement. Immediately upon the execution of this Agreement, Debtor will make or allow Secured Party to make written designation on Debtor's books and records to reflect thereon the assignment to Secured Party of the Collateral covered by this Agreement; provided, however, that the failure of Debtor and/or Secured Party to make such a written designation shall not affect the rights of Secured Party to any of the Collateral.

            (i) If the Collateral is evidenced by promissory notes, trade acceptances or other instruments for the payment of money, Debtor will, at the request of Secured Party, immediately deliver them to Secured Party, appropriately endorsed in blank, and regardless of the form of endorsement, Debtor waives presentment, demand, notice of dishonor, protest and notice of protest.

            (j) Debtor will not use, or allow the use of, the Collateral in any manner which constitutes a public or private nuisance or which makes void, voidable or cancelable, or increases the premium of, any insurance then in force with respect thereto. Debtor will not do or suffer to be done any act whereby the value of any part of the Collateral may be lessened.

            (k) Debtor agrees to provide, maintain and keep in force casualty, liability and other insurance for that portion of the Collateral which is tangible personal property as required by Secured Party. Debtor agrees that all required insurance will be written on forms acceptable to Secured Party and by companies having a Best's Insurance Guide Rating of not less than A or A+ and which are otherwise acceptable to Secured Party, and that such insurance (other than third party liability insurance) shall be written or endorsed so that all losses are payable to Secured Party. Original certificates evidencing such insurance and, if requested by Secured Party, copies of the insurance policies evidencing such insurance shall be delivered by Debtor to Secured Party and held by Secured Party. Each such policy shall expressly prohibit cancellation or modification of insurance without thirty (30) days' written notice to Secured Party. Debtor agrees to furnish due proof of payment of the premiums for all such insurance to Secured Party promptly after each such payment is made and in any case at least fifteen (15) days before payment becomes delinquent. Debtor hereby assigns to Secured Party the exclusive right to collect any and all monies that may become payable under any insurance policies covering any part of the Collateral, or any risk to or about the Collateral. Foreclosure of this Agreement shall automatically constitute foreclosure upon all policies of insurance insuring any part of or risk to the Collateral and all claims thereunder arising from post-foreclosure events. The successful bidder or bidders for the Collateral at foreclosure, as their respective interests may appear, shall automatically accede to all of Debtor's rights in, under and to such policies and all post-foreclosure event claims, and such bidder(s) shall be named as insured(s) on request, whether or not the bill of sale to any such successful bidder mentions insurance. All proceeds of insurance which was paid for by Debtor or by anyone other than Secured Party or another holder of any of the Debt and which proceeds are actually received by Secured Party before foreclosure shall be applied in payment of the Debt or, at the option of Secured Party, shall be paid to Debtor or to such other person as is legally entitled to them. Unless Secured Party or Secured Party's representative reserves at the foreclosure sale the right to collect any uncollected insurance proceeds recoverable for events occurring before foreclosure (in which event the successful bidder at the sale, if not Secured Party, shall have no interest in such proceeds and Secured Party shall apply them, if and when collected, to the Debt in such order and manner as Secured Party shall then elect and remit any remaining balance to Debtor or to such other person or entity as is legally entitled to them), all proceeds of all such insurance which are not so reserved by Secured Party at the foreclosure sale and are not actually received by Secured Party until after foreclosure shall be the property of the successful bidder or bidders at foreclosure, as their interests may appear, and Debtor shall have no interest in them and shall receive no credit for them. Secured Party shall have no duty to Debtor or anyone else to either require or provide any insurance or to determine the adequacy or disclose any inadequacy of any insurance. If Secured Party elects at any time or for any reason to purchase insurance relating to the Collateral, it shall have no obligation to cause Debtor or anyone else to be named as an insured, to cause Debtor's or anyone else's interests to be insured or protected or to inform Debtor or anyone else that his or its interests are uninsured or underinsured.

            (l) Except as otherwise expressly permitted herein, the Collateral is and shall remain in Debtor's possession or control at all times at Debtor's risk of loss at Debtor's location as stated herein, where Secured Party may inspect it at any time, except in connection with any sale thereof permitted hereby and except for its temporary removal in connection with its ordinary use or unless

Debtor notifies Secured Party in writing and Secured Party consents in writing in advance of its removal to another location.

            (m) Immediately upon obtaining knowledge of the institution of any proceedings arising out of injury or damage to the Collateral, or any portion thereof, Debtor will notify Secured Party in writing of the pendency of such proceedings. Secured Party may participate in any such proceedings, and Debtor shall from time to time deliver to Secured Party all instruments requested by it to permit such participation. Debtor shall, at its expense, diligently prosecute any such proceedings, and shall consult with Secured Party, its attorneys and experts, and cooperate with them in the carrying on or defense of any such proceedings.

            (n) Debtor shall furnish to Secured Party from time to time such information relating to the Collateral or Debtor's financial condition and affairs as Secured Party may from time to time request or as may be required from time to time by any Credit Document.

            (o) In the event any goods, the sale or other disposition of which creates any of the Collateral described in Article 1 under the caption "Accounts" (herein also sometimes collectively called "Accounts") which is included in the Collateral, are returned to Debtor for credit, unless such return would not cause the amounts outstanding under Note B to exceed the Borrowing Base (as defined in the Loan Agreement), Debtor will promptly pay to Secured Party the full amount of any advance made with respect to such Account, and until such payment has been made, will hold such goods separate and apart from Debtor's own property in trust for Secured Party and will immediately notify Secured Party of such return.

            (p) Debtor shall, within ten (10) days after Debtor has knowledge of the applicable circumstances and in any event before any further advance of funds by Secured Party secured hereby, notify Secured Party in writing in the event any Account fails to constitute an "Eligible Account" (as defined in the Loan Agreement) (and repay to Secured Party the amount of any advance made with respect to such Account if the failure of such Account to constitute an Eligible Account would cause the amounts outstanding under Note B to exceed the Borrowing
Base). Nothing in this paragraph shall be construed to limit or release any right of Secured Party to any Collateral arising pursuant to Article 1 of this Agreement.

            (q) Debtor will not agree to a material modification of any of the terms of any Account without the prior written consent of Secured Party.

            (r) Until the occurrence of an Event of Default (as hereinafter defined), Debtor may use the Collateral described in Article 1 under the caption "Inventory" in any lawful manner not inconsistent with this Agreement or with the terms or conditions of any policy of insurance thereon and may also sell or lease such Collateral in the ordinary course of business. A sale in the ordinary course of business does not include a transfer in partial or total satisfaction of a debt. Until the occurrence of an Event of Default, Debtor may also use and consume any raw materials or supplies, the use and consumption of which are necessary to carry on Debtor's business.

            (s) Except as disclosed to Secured Party in writing, none of the Collateral described in Article 1 under the caption "Equipment" is or shall be wholly or partly affixed to real estate or other goods so as to become fixtures on such real estate or accessions to such other goods. To the extent any of such Collateral is or shall be wholly or partly affixed to real estate or other goods so as to become fixtures on such real estate or accessions to such other goods, Debtor has supplied to Secured Party a description of the real estate or other goods to which such Collateral is or shall be wholly or partly affixed. Said real estate is not subject to any lien or mortgage except as disclosed to Secured Party in writing. Debtor will, on demand by Secured Party, furnish or cause to be furnished to Secured Party a disclaimer or disclaimers, signed by all persons having an interest in the applicable real estate or other goods to which such Collateral is or shall be wholly or partly affixed, of any interest in such Collateral which is before Secured Party's interest.

            (t) The Collateral described in Article 1 under the caption "Equipment" will be used in the business of Debtor.

            (u) If Secured Party is a state or national bank and if any natural person executing this Agreement is a "consumer" as defined in Regulation AA of the Board of Governors of the Federal Reserve System, no security interest created or evidenced by this Agreement shall extend to, cover or affect "household goods" as also defined therein and no waiver of the rights of Debtor contained in this or any other instrument shall extend to, or be effective as to, any right the waiver of which is prohibited by Regulation AA. If Secured Party is not a state or national bank and if any natural person executing this Agreement is a "consumer" as defined in 16 C.F.R. ss. 444.1(d), as amended, no lien or security interest created or evidenced by this Agreement shall extend to, cover or affect "household goods" as defined in 16 C.F.R. ss. 444.1(a), as amended and no waiver of the rights of Debtor contained in this or any other instrument shall extend to, or be effective as to, any right the waiver of which is prohibited by 16 C.F.R ss. 444.

            4.2 If Debtor should fail to comply with any of its agreements, covenants or obligations under this Agreement, the Note or any other Credit Document, then Secured Party (in Debtor's name or in Secured Party's own name) may perform them or cause them to be performed for Debtor's account and at Debtor's expense, but shall have no obligation to perform any of them or cause them to be performed. Any and all expenses thus incurred or paid by Secured Party shall be Debtor's obligations to Secured Party due and payable on demand, or if no demand is sooner made, then they shall be due on or before four (4) years after the respective dates on which they were incurred, and each shall bear interest from the date Secured Party pays it until the date Debtor repays it to Secured Party, at the maximum nonusurious rate of interest from time to time permitted by whichever of applicable Texas or federal law from time to time permits the higher nonusurious interest rate (the "Ceiling Rate"), or, only if applicable law imposes no maximum nonusurious rate, then at the same rate as is provided for in Note A for interest on past due principal (the "Past Due Rate"). At all times, if any, that applicable Texas law establishes the Ceiling Rate, the Ceiling Rate shall be the "weekly ceiling" as defined in Chapter 1D of Title 79, Revised Civil Statutes, 1925 - "Chapter 1D" - and ss.303 of the Texas Finance Code - "Texas Finance Code" - as amended for that day. Upon making any such payment or incurring any such expense, Secured Party shall be fully and automatically subrogated to all of the rights of the person, corporation or body politic receiving such payment. Any amounts owing by Debtor to Secured Party pursuant to this or any other provision of this Agreement shall automatically and without notice be and become a part of the Debt and shall be secured by this and all other instruments securing the Debt. The amount and nature of any such expense and the time when it was paid shall be fully established by the affidavit of Secured Party or any of Secured Party's officers or agents. Without notice to Debtor or any other person or entity, the Ceiling Rate and the Past Due Rate shall automatically fluctuate upward and downward as and in any amount by which the maximum nonusurious rate of interest permitted by such applicable law and the rate of interest as provided for in Note A for interest on past due principal fluctuate, respectively. The exercise of the privileges granted to Secured Party in this Section shall in no event be considered or constitute a cure of the default or a waiver of Secured Party's right at any time after an Event of Default to declare the Debt to be at once due and payable, but is cumulative of such right and of all other rights given by this Agreement, the Note and the Credit Documents and of all rights given Secured Party by law.

                                    ARTICLE 5
             ASSIGNMENT OF PAYMENTS; CERTAIN POWERS OF SECURED PARTY

            Debtor hereby authorizes and directs each account debtor and each other person or entity obligated to make payment in respect of any of the Collateral (each a "Collateral Obligor") to pay over to Secured Party, its officers, agents or assigns, upon demand by Secured Party, all or any part of the Collateral without making any inquiries as to the status or balance of the Debt and without any notice to or further consent of Debtor. Debtor hereby agrees to indemnify each Collateral Obligor and hold each Collateral Obligor harmless from all expenses and losses which it may incur or suffer as a result of any payment it makes to Secured Party pursuant to this paragraph. To facilitate the rights of Secured Party hereunder, Debtor hereby authorizes Secured Party, its officers, employees, agents or assigns, at any time while an Event of Default exists:

            (a) to notify Collateral Obligors of Secured Party's security interest in the Collateral and to collect all or any part of the Collateral without further notice to or further consent by Debtor, and Debtor hereby constitutes and appoints Secured Party the true and lawful attorney of Debtor (such agency being coupled with an interest), irrevocably, with power of substitution, in the name of Debtor or in its own name or otherwise, to take any of the actions described in the following clauses (b), (c), (d), (e), (f) and
(g);

            (b) to ask, demand, collect, receive, receipt for, sue for, compound and give acquittance for any and all amounts which may be or become due or payable under the Collateral and to settle and/or adjust all disputes and/or claims directly with any Collateral Obligor and to compromise, extend the time for payment, arrange for payment in installments, otherwise modify the terms of, or release, any of the Collateral, on such terms and conditions as Secured Party may determine (without thereby incurring responsibility to or discharging or otherwise affecting the liability of Debtor to Secured Party under this Agreement or otherwise);

            (c) to direct delivery of, receive, open and dispose of all mail addressed to Debtor and to execute, sign, endorse, transfer and deliver (in the name of Debtor or in its own name or other-

wise) any and all receipts or other orders for the payment of money drawn on the Collateral and all notes, acceptances, commercial paper, drafts, checks, money orders and other instruments given in payment or in part payment thereof and all invoices, freight and express bills and bills of lading, storage receipts, warehouse receipts and other instruments and documents in respect of any of the Collateral and any other documents necessary to evidence, perfect and realize upon the security interests and obligations of this Agreement;

            (d) in its discretion to file any claim or take any other action or proceeding which Secured Party may deem necessary or appropriate to protect and preserve the rights, titles and interests of Secured Party hereunder;

            (e) to sign the name of Debtor to financing statements, drafts against Collateral Obligors, assignments or verifications of any of the Collateral and notices to Collateral Obligors;

            (f) to station one or more representatives of Secured Party on Debtor's premises for the purpose of exercising any rights, benefits or privileges available to Secured Party hereunder or under any of the Credit Documents or at law or in equity, including receiving collections and taking possession of books and records relating to the Collateral; and

            (g) to cause title to any or all of the Collateral to be transferred into the name of Secured Party or any nominee or nominees of Secured Party.

The powers conferred on Secured Party pursuant to this Article 5 are conferred solely to protect Secured Party's interest in the Collateral and shall not impose any duty or obligation on Secured Party to perform any of the powers herein conferred. No exercise of any of the rights provided for in this Article 5 shall constitute a retention of collateral in satisfaction of the indebtedness as provided for in Section 9.505 of the Uniform Commercial Code of Texas.

                                    ARTICLE 6
                                EVENTS OF DEFAULT

            If any Event of Default occurs under the Loan Agreement, then that shall constitute an Event of Default (herein so called) under this Agreement.

                                    ARTICLE 7
                          REMEDIES IN EVENT OF DEFAULT

            7.1 Upon the occurrence of an Event of Default, and at any time thereafter:

            (a) Secured Party shall have the option of declaring, without notice to any person, all Debt to be immediately due and payable.

            (b) Secured Party is authorized, in any legal manner and without breach of the peace, to take possession of the Collateral (Debtor hereby WAIVING all claims for damages arising from or connected with any such taking) and of all books, records and accounts relating thereto and to exercise without interference from Debtor any and all rights which Debtor has with respect to the management, possession, operation, protection or preservation of the Collateral, including the right to sell or rent the same for the account of Debtor and to deduct from such sale proceeds or such rents all costs, expenses and liabilities of every character incurred by Secured Party in collecting such sale proceeds or such rents and in managing, operating, maintaining, protecting or preserving the Collateral and to apply the remainder of such sales proceeds or such rents on the Debt in such manner as Secured Party may elect. Before any sale, Secured Party may, at its option, complete the processing of any of the Collateral and/or repair or recondition the same to such extent as Secured Party may deem advisable and any sums expended therefor by Secured Party shall be reimbursed by Debtor. Secured Party may take possession of Debtor's premises to complete such processing, repairing and/or reconditioning, using the facilities and other property of Debtor to do so, to store any Collateral and to conduct any sale as provided for herein, all without compensation to Debtor. All costs, expenses, and liabilities incurred by Secured Party in collecting such sales proceeds or such rents, or in managing, operating, maintaining, protecting or preserving such properties, or in processing, repairing and/or reconditioning the Collateral if not paid out of such sales proceeds or such rents as hereinabove provided, shall constitute a demand obligation owing by Debtor and shall bear interest from the date of expenditure until paid at the Past Due Rate, all of which shall constitute a portion of the Debt. If necessary to obtain the possession provided for above, Secured Party may invoke any and all legal remedies to dispossess Debtor, including specifically one or more actions for forcible entry and detainer. In connection with any action taken by Secured Party pursuant to this paragraph, Secured Party shall not be liable for any loss sustained by Debtor resulting from any failure to sell or let the Collateral, or any part thereof, or from other act or omission of Secured Party with respect to the Collateral unless such loss is caused by the willful misconduct and bad faith of Secured Party, nor shall Secured Party be obligated to perform or discharge any obligation, duty, or liability under any sale or lease agreement covering the Collateral or any part thereof or under or by reason of this instrument or the exercise of rights or remedies hereunder.

            (c) Secured Party may, without notice except as hereinafter provided, sell the Collateral or any part thereof at public or private sale (with or without appraisal or having the Collateral at the place of sale) for cash, upon credit, or for future delivery, and at such price or prices as Secured Party may deem best, and Secured Party may be the purchaser of any and all of the Collateral so sold and may apply upon the purchase price therefor any of the Debt and thereafter hold the same absolutely free from any right or claim of whatsoever kind. Upon any such sale Secured Party shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right of whatsoever kind, including any equity or right of redemption, stay or appraisal which Debtor has or may have under any rule of law or statute now existing or hereafter adopted. To the extent notice is required by applicable law, Secured Party shall give Debtor written notice at the address set forth herein (which shall satisfy any requirement of notice or reasonable notice in any applicable statute) of Secured Party's intention to make any such public or private sale. Such notice (if any is required by applicable law) shall be personally delivered or mailed, postage prepaid, at least ten (10) calendar days before the date fixed for a public sale, or at least (10) calendar days before the date after which the private sale or other disposition is to be made, unless the Collateral is of a type customarily sold on a recognized market, is perishable or threatens to decline speedily in value. Such notice (if any is required by applicable law), in case of public sale, shall state the time and place fixed for such sale or, in case of private sale or other disposition other than a public sale, the time after which the private sale or other such disposition is to be made. Any public sale shall be held at such time or times, within the ordinary business hours and at such place or places, as Secured Party may fix in the notice of such sale. At any sale the Collateral may be sold in one lot as an entirety or in separate parcels as Secured Party may determine. Secured Party shall not be obligated to make any sale pursuant to any such notice. Secured Party may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at any time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. In case of any sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by Secured Party until the selling price is paid by the purchaser thereof, but Secured Party shall incur no liability in case of the failure of such purchaser to take up and pay for the Collateral so sold, and in case of any such failure, such Collateral may again be sold upon like notice. Each and every method of disposition described in this Section shall constitute disposition in a commercially reasonable manner. Each Obligor, to the extent applicable, shall remain liable for any deficiency.

            (d) Secured Party shall have all the rights of a secured party after default under the Uniform Commercial Code of Texas and in conjunction with, in addition to or in substitution for those rights and remedies:

            (i) Secured Party may require Debtor to assemble the Collateral and make it available at a place Secured Party designates which is mutually convenient to allow Secured Party to take possession or dispose of the Collateral; and

            (ii) it shall not be necessary that Secured Party take possession of the Collateral or any part thereof before the time that any sale pursuant to the provisions of this Article is conducted and it shall not be necessary that the Collateral or any part thereof be present at the location of such sale; and

            (iii) before application of proceeds of disposition of the Collateral to the Debt, such proceeds shall be applied to the reasonable expenses of retaking, holding, preparing for sale or lease, selling, leasing and the like and the reasonable attorneys' fees and legal expenses incurred by Secured Party, each Obligor, to the extent applicable, to remain liable for any deficiency; and

            (iv) the sale by Secured Party of less than the whole of the Collateral shall not exhaust the rights of Secured Party hereunder, and Secured Party is specifically empowered to make successive sale or sales hereunder until the whole of the Collateral shall be sold; and, if the proceeds of such sale of less than the whole of the Collateral shall be less than the aggregate of the Debt, this Agreement and the security interest created hereby shall remain in full force and effect as to the unsold portion of the Collateral just as though no sale had been made; and

            (v) in the event any sale hereunder is not completed or is defective in the opinion of Secured Party, such sale shall not exhaust the rights of Secured Party hereunder and Secured Party shall have the right to cause a subsequent sale or sales to be made hereunder; and

            (vi) any and all statements of fact or other recitals made in any bill of sale or assignment or other instrument evidencing any foreclosure sale hereunder as to nonpayment of any indebtedness or as to the occurrence of any default, or as to Secured Party having declared all of such indebtedness to be due and payable, or as to notice of time, place and terms of sale and the Collateral to be sold having been duly given, as to any other act or thing having been duly done by Secured Party, shall be taken as prima facie evidence of the truth of the facts so stated and recited; and

            (vii) Secured Party may appoint or delegate any one or more persons as agent to perform any act or acts necessary or incident to any sale held by Secured Party, including the sending of notices and the conduct of sale, but in the name and on behalf of Secured Party; and

            (viii) to the extent allowed by applicable law, demand of performance, advertisement and presence of property at sale are hereby WAIVED and Secured Party is hereby authorized to sell hereunder any evidence of debt it may hold as security for the Debt. To the extent allowed by applicable law, all demands and presentments of any kind or nature are expressly WAIVED by Debtor. Debtor WAIVES, to the extent allowed by applicable law, the right to require Secured Party to pursue any other remedy for the benefit of Debtor and agrees that Secured Party may proceed against any Obligor for the amount of the Debt owed to Secured Party without taking any action against any other Obligor or any other person or entity and without selling or otherwise proceeding against or applying any of the Collateral in Secured Party's possession.

            7.2 All remedies herein expressly provided for are cumulative of any and all other remedies existing at law or in equity and are cumulative of any and all other remedies provided for in any other instrument securing the payment of the Debt, or any part thereof, or otherwise benefiting Secured Party, and the resort to any remedy provided for hereunder or under any such other instrument or provided for by law shall not prevent the concurrent or subsequent employment of any other appropriate remedy or remedies.

            7.3 Secured Party may resort to any security given by this Agreement or to any other security now existing or hereafter given to secure the payment of the Debt, in whole or in part, and in such portions and in such order as may seem best to Secured Party in its sole and uncontrolled discretion, and any such action shall not in anywise be considered as a waiver of any of the rights, benefits or security interests evidenced by this Agreement.

            7.4 To the full extent Debtor may do so, Debtor agrees that Debtor will not at any time insist upon, plead, claim or take the benefit or advantage of any law now or hereafter in force providing for any appraisement, valuation, stay, extension or redemption, and Debtor, for Debtor, Debtor's heirs, devisees, executors, administrators, personal representatives, successors, receivers, trustees and assigns, and for any and all persons ever claiming any interest in the Collateral, to the extent permitted by law, hereby WAIVES and releases all rights of redemption, valuation, appraisement, stay of execution, notice of intention to mature or to declare due the whole of the Debt, notice of election to mature or to declare due the whole of the Debt and all rights to a marshaling of the assets of Debtor, including the Collateral, or to a sale in inverse order of alienation in the event of foreclosure of the security interest hereby created.

                                    ARTICLE 8
                              ADDITIONAL AGREEMENTS

            8.1 Subject to the automatic reinstatement provisions of Section
8.24 below, upon full payment of the Debt, complete performance of all of the obligations of the Obligors under the Credit Documents and final termination of Secured Party's obligations--if any--to make any further advances under the Note or to provide any other financial accommodations to any Obligor, all rights under this Agreement shall terminate and the Collateral shall become wholly clear of the security interest evidenced hereby, and upon written request by Debtor such security interest shall be released by Secured Party in due form and at Debtor's cost.

            8.2 Secured Party may waive any default without waiving any other prior or subsequent default. Secured Party may remedy any default without waiving the default remedied. The failure by Secured Party to exercise any right, power or remedy upon any default shall not be construed as a waiver of such default or as a waiver of the right to exercise any such right, power or remedy at a later date. No single or partial exercise by Secured Party of any right, power or remedy hereunder shall exhaust the same or shall preclude any other or further exercise thereof, and every such right, power or remedy hereunder may be exercised at any time and from time to time. No modification or waiver of any provision hereof nor consent to any departure by Debtor therefrom shall in any event be effective unless the same shall be in writing and signed by Secured Party and then such waiver or consent shall be effective only in the specific instances, for the purpose for which given and to the extent therein specified. No notice to nor demand on Debtor in any case shall of itself entitle Debtor to any other or further notice or demand in similar or other circumstances. Acceptance by Secured Party of any payment in an amount less than the amount then due on the Debt shall be deemed an acceptance on account only and shall not in any way affect the existence of a default hereunder.

            8.3 Secured Party may at any time and from time to time in writing
(a) waive compliance by Debtor with any covenant herein made by Debtor to the extent and in the manner specified in such writing; (b) consent to Debtor's doing any act which hereunder Debtor is prohibited from doing, or consent to Debtor's failing to do any act which hereunder Debtor is required to do, to the extent and in the manner specified in such writing; (c) release any part of the Collateral, or any interest therein, from the security interest of this Agreement; or (d) release any party liable, either directly or indirectly, for the Debt or for any covenant herein or in any other instrument now or hereafter securing the payment of the Debt, without impairing or releasing the liability of any other party. No such act shall in any way impair the rights of Secured Party hereunder except to the extent specifically agreed to by Secured Party in such writing.

            8.4 Secured Party shall not be required to take any steps necessary to preserve any rights against prior parties to any of the Collateral.

            8.5 The security interest and other rights of Secured Party hereunder shall not be impaired by any indulgence, moratorium or release granted by Secured Party, including but not limited to (a) any renewal, extension or modification which Secured Party may grant with respect to the Debt, (b) any surrender, compromise, release, renewal, extension, exchange or substitution which Secured Party may grant in respect of any item of the Collateral, or any part thereof or any interest therein, or (c) any release or indulgence granted to any endorser, guarantor or surety of the Debt.

            8.6 Secured Party may call at Debtor's place or places of business during reasonable business hours at intervals to be determined by Secured Party and, without hindrance or delay, inspect, audit, check and make extracts from and copies of the books, records, journals, orders, receipts, correspondence and other data relating to the Collateral or to any transaction between Debtor and Secured Party, and Debtor shall assist Secured Party in such actions.

            8.7 Secured Party may render and send to Debtor a statement of account showing loans made, all other charges, expenses and items charged to Debtor, payment by Debtor against the loans, proceeds collected and applied to the loans, other appropriate debts and credits, and a total of Debtor's indebtedness on the loans as of the date of the statement of account, and the statement of account shall be considered correct in all respects and accepted by and conclusively binding upon Debtor, except for specified objections which Debtor makes in writing within ten (10) days from the date upon which the statement of account is sent.

            8.8 A carbon, photographic or other reproduction of this Agreement or of any financing statement relating to this Agreement shall be sufficient as a financing statement.

            8.9 Debtor will cause all financing statements and continuation statements relating hereto to be recorded, filed, re-recorded and refiled in such manner and in such places as Secured Party shall reasonably request and will pay all such recording, filing, re-recording, and refiling taxes, fees and other charges.

            8.10 In the event the ownership of the Collateral or any part thereof becomes vested in a person other than Debtor, Secured Party may, without notice to Debtor, deal with such successor or successors in interest with reference to this Agreement and to the Debt in the same manner as with Debtor, without in any way vitiating or discharging Debtor's liability hereunder or upon the Debt. No sale of the Collateral, and no forbearance on the part of Secured Party and no extension of the time for the payment of the Debt given by Secured Party shall operate to release, discharge, modify, change or affect, in whole or in part, the liability of Debtor hereunder for the payment of the Debt or the liability of any other person hereunder for the payment of the Debt, except as agreed to in writing by Secured Party.

            8.11 Any other or additional security taken for the payment of any of the Debt shall not in any manner affect the security given by this Agreement.

            8.12 To the extent that proceeds of the Debt are used to pay indebtedness secured by any outstanding lien, security interest, charge or prior encumbrance against the Collateral, such proceeds have been advanced by Secured Party at Debtor's request and Secured Party shall be subrogated to any and all rights, security interests and liens owned by any owner or holder of such outstanding liens, security interests, charges or encumbrances, irrespective of whether said liens, security interests, charges or encumbrances are released.

            8.13 If any part of the Debt cannot be lawfully secured by this Agreement, or if the lien, assignments and security interests of this Agreement cannot be lawfully enforced to pay any part of the Debt, then and in either such event, at the option of Secured Party, all payments on the Debt shall be deemed to have been first applied against that part of the Debt.

            8.14 Secured Party may assign this Agreement so that the assignee shall be entitled to the rights and remedies of Secured Party hereunder and in the event of such assignment, Debtor will assert no claims or defenses it may have against the assignee except those granted in this Agreement.

            8.15 This Agreement shall not be changed orally but shall be changed only by agreement in writing signed by Debtor and Secured Party. No course of dealing between the parties, no usage of trade and no parole or extrinsic evidence of any nature shall be used to supplement or modify any of the terms or provisions of this Agreement.

            8.16 Any notice, request or other communication required or permitted to be given hereunder shall be given as provided in the Loan Agreement. Actual notice, however and from whomever given or received, shall always be effective when received.

            8.17 This Agreement shall be binding upon Debtor, and the heirs, devisees, executors, administrators, personal representatives, trustees, beneficiaries, conservators, receivers, successors and assigns of Debtor, including all successors in interest of Debtor in and to all or any part of the Collateral, and shall benefit Secured Party and its successors and assigns.

            8.18 If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws, the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected thereby, and this Agreement shall be liberally construed so as to carry out the intent of the parties to it. Each waiver in this Agreement is subject to the overriding and controlling rule that it shall be effective only if and to the extent that (a) it is not prohibited by applicable law and (b) applicable law neither provides for nor allows any material sanctions to be imposed against Secured Party for having bargained for and obtained it.

            8.19 Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of any of the Collateral in its possession if it takes such action for that purpose as Debtor requests in writing, but failure of Secured Party to comply with such request shall not of itself be deemed a failure to have exercised reasonable care, and no failure of Secured Party to take any action so requested by Debtor shall be deemed a failure to exercise reasonable care in the custody or preservation of such Collateral. Secured Party shall not be responsible in any way for any depreciation in the value of the Collateral, nor shall any duty or responsibility whatsoever rest upon Secured Party to take any steps to preserve rights against prior parties or to enforce collection of the Collateral by legal proceedings or otherwise, the sole duty of Secured Party, its successors and assigns, being to receive collections, remittances and payments on such Collateral as and when made and received by Secured Party and, at Secured Party's option, to apply the amount or amounts so received, after deduction of any collection costs incurred, as payment upon any of the Debt or to hold the same for the account and order of Debtor.

            8.20 In the event Debtor instructs Secured Party, in writing or orally, to deliver any or all of the Collateral to a third person, and Secured Party agrees to do so, the following conditions shall be conclusively deemed to be a part of Secured Party's agreement, whether or not they are specifically mentioned to Debtor at the time of such agreement: (i) Secured Party shall assume no responsibility for checking the genuineness or authenticity of any person purporting to be a messenger, employee or representative of such third person to whom Debtor has directed Secured Party to deliver the Collateral, or the genuineness or authenticity of any document of instructions delivered by such person; (ii) Debtor will be considered by requesting any such delivery to have assumed all risk of loss as to the Collateral; (iii) Secured Party's sole responsibility will be to deliver the Collateral to the person purporting to be such third person described by Debtor, or a messenger, employee or representative thereof; and (iv) Secured Party and Debtor hereby expressly agree that the foregoing actions by Secured Party shall constitute reasonable care.

            8.21 The pronouns used in this Agreement are in the masculine and neuter genders but shall be construed as feminine, masculine or neuter as occasion may require. "Secured Party", "Obligor" and "Debtor" as used in this Agreement include the heirs, devisees, executors, administrators, personal representatives, trustees, beneficiaries, conservators, receivers, successors and assigns of those parties. When this Agreement is executed by more than one person, corporation or other legal entity, it shall be construed as though "Debtor" were written "Debtors" and as though the pronoun and verbs were changed to correspond; and in such case (a) each of Debtors shall be bound jointly and severally with one another to keep, observe and perform the covenants, agreements, obligations and liabilities imposed by this Agreement upon the "Debtor", (b) a release of one or more persons, corporations or other legal entities comprising "Debtor" shall not in any way be deemed a release of any other person, corporation or other legal entity comprising "Debtor", and (c) a separate action hereunder may be brought and prosecuted against one or more of the persons, corporations or other legal entities comprising "Debtor" without limiting any liability or impairing Secured Party's right to proceed against any other person, corporation or other legal entity comprising "Debtor".

            8.22 The section headings appearing in this Agreement have been inserted for convenience only and shall be given no substantive meaning or significance whatever in construing the terms and provisions of this Agreement. Terms used in this Agreement which are defined in the Texas Uniform Commercial Code are used with the meanings as therein defined. Wherever the term "including" or a similar term is used in this Agreement, it shall be read as if it were written "including by way of example only and without in any way limiting the generality of the clause or concept referred to."

            8.23 This Agreement is performable in Travis County, Texas, which shall be a proper place of venue for suit on or in respect of this Agreement. Debtor irrevocably agrees that any legal proceeding in respect of this Agreement shall be brought in the district courts of Travis County, Texas or the United States District Court for the Western District of Texas, Austin Division (collectively, the "Specified Courts"). Debtor hereby irrevocably submits to the nonexclusive jurisdiction of the state and federal courts of the State of Texas. Debtor hereby irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to any Credit Document brought in any Specified Court, and hereby further irrevocably waives any claims that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Debtor further irrevocably consents to the service of process out of any of the Specified Courts in any such suit, action or proceeding by the mailing of copies thereof by certified mail, return receipt requested, postage prepaid, to Debtor at its address as provided in this Agreement or as otherwise provided by Texas law. Nothing herein shall affect the right of Secured Party to commence legal proceedings or otherwise proceed against Debtor in any jurisdiction or to serve process in any manner permitted by applicable law. Debtor agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE APPLICABLE LAWS OF THE STATE OF TEXAS AND THE UNITED STATES OF AMERICA FROM TIME TO TIME IN EFFECT.

            8.24 Debtor agrees that, if at any time all or any part of any payment previously applied by Secured Party to the Debt is or must be returned by Secured Party--or recovered from Secured Party--for any reason (including the order of any bankruptcy court), this Agreement shall automatically be reinstated to the same effect, as if the prior application had not been made, and, in addition, Debtor hereby agrees to indemnify Secured Party against, and to save and hold Secured Party harmless from any required return by Secured Party--or recovery from Secured Party--of any such payments because of its being deemed preferential under applicable bankruptcy, receivership or insolvency laws, or for any other reason.

            8.25 This Agreement and the other Credit Documents embody the entire agreement and understanding between Secured Party and Debtor with respect to their subject matter and supersede all prior conflicting or inconsistent agreements, consents and understandings relating to such subject matter. Debtor acknowledges and agrees there is no oral agreement between Debtor and Secured Party which has not been incorporated in this Agreement and the other Credit Documents.

            8.26 Secured Party may from time to time and at any time, without any necessity for any notice to or consent by Debtor or any other person or entity, release all or any part of the Collateral from the security interests of this Agreement, with or without cause, including as a result of any determination by Secured Party that the Collateral or any portion thereof contains or has been contaminated by or releases or discharges any hazardous or toxic waste, material or substance.

            8.27 Secured Party is hereby authorized at any time and from time to time, without notice to any person or entity (and Debtor hereby WAIVES any such notice) to the fullest extent permitted by law, to set-off and apply any and all monies, securities and other properties of Debtor now or in the future in the possession, custody or control of Secured Party, or on deposit with or otherwise owed to Debtor by Secured Party--including all such monies, securities and other properties held in general, special, time, demand, provisional or final accounts or for safekeeping or as collateral or otherwise (but excluding those accounts clearly designated as escrow or trust accounts held by Debtor for others unaffiliated with Debtor)--against any and all of Debtor's obligations to Secured Party now or hereafter existing under this Agreement or any of the Credit Documents, irrespective of whether Secured Party shall have made any demand hereunder or thereunder. Secured Party agrees to use reasonable efforts to promptly notify Debtor after any such set-off and application, provided that failure to give--or delay in giving--any such notice shall not affect the validity of such set-off and application or impose any liability on Secured Party. Secured Party's rights under this Section are in addition to other rights and remedies (including other rights of set-off) which Secured Party may have.

            EXECUTED as of the 8th day of April, 1998.

               NOTICE PURSUANT TO TEX. BUS. & COMM. CODE SS.26.02

     THIS AGREEMENT, THE NOTE AND THE OTHER CREDIT DOCUMENTS TOGETHER CONSTITUTE A WRITTEN AGREEMENT AND REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREE MENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.


CHASE BANK OF TEXAS,                        SURREY, INC.
  NATIONAL ASSOCIATION                        a Texas corporation


By: /s/ Cindy M. Matula                     By: /s/ Mark van der Hagen
   ----------------------------------          ---------------------------------
Name: Cindy M. Matula                       Name: Mark van der Hagen
     --------------------------------            -------------------------------
Title: Vice President                       Title: Vice President
      -------------------------------             ------------------------------

                       "Secured Party"                                  "Debtor"